Exhibit 10.1
CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NUMBER THREE TO GOOGLE SERVICES AGREEMENT

This Amendment Number Three to the Google Services Agreement (“Amendment”), effective as of April 1, 2020 (“Amendment Effective Date”), is between Google LLC (“Google”) and IAC/InterActiveCorp (“Company”) and amends the Google Services Agreement that has an effective date of April 1, 2016 (as amended, the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties hereby agree as follows:

1.Renewal Term. The “Term” as set forth on the cover page of the Agreement is extended to continue through March 31, 2023 (inclusive).

2.Additional Definitions. The following definitions are added:

“EEA Query” means a Search Query submitted by an EEA End User;

“EEA End User” means an End User who, based on IP address data available to Google, is located within the European Economic Area.

3.AFC. All references to AFC and the AFC Service (including, without limitation, the box on the cover page(s) titled “ADSENSE FOR CONTENT (‘AFC’)”) will be deemed deleted from the Agreement.

4.[***]

5.	Implementation and Maintenance.

(a) The following subsection is added to 2.2(c):

“(iv) the applicable Client Application Guidelines”.

(b) Subsection 2.2(d) is hereby deleted in its entirety and replaced with the following:

“ (d) For each AFS Request (other than an AFS Request in respect of an EEA Query), Company will request [***] AFS Ads, [***], or [***], as applicable.”; and

(c) The following subsection (i) and (j) is added to section 2.2:

“(i) Google and Company agree to the Google Ads controller-controller data protection terms available at: https://privacy.google.com/businesses/controllerterms/ (or any different or additional URL Google may provide to Company from time to time).

(j)      If there is any conflict between Section 2.2(g) or Section 2.2(h) of this Agreement and the EU user consent policy set out in the Google Program Guidelines, the EU user consent policy will apply in relation to End Users in the European Economic Area.”

6.[***]
7.[***]

8.[***]

9.[***]
10.[***]
11.[***]
12.[***]

13.Exception to Client Application Guidelines. Section 5.3(c) is hereby deleted in its entirety and replaced with “[Intentionally omitted.]”.
14.Labeling, Branding, and Attribution. Section 16.3 is hereby deleted in its entirety and replaced with “[Intentionally omitted.]”.
15.[***]

16.[***]

17.[***]

18.Exhibit H. Section 1.6 in Exhibit H is hereby deleted in its entirety and replaced with the following:

“1.6.     “Google Support Personnel” means the Google representative(s) responsible for handling technical support incidents requested by Company Contacts. Google will provide Company with the name of a Google Support Personnel or an email alias to contact Google Support Personnel. Google may change the email alias and any named Google Support Personnel at its discretion, and will make reasonable efforts to notify Company of the same.”

19.General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized.

Google LLC	IAC/InterActiveCorp

By: /s/PHILIPP SCHINDLER	By: /s/GREGG WINIARSKI
Name: Philipp Schindler	Name: Gregg Winiarski
Title: Authorized Signatory	Title: EVP, General Counsel & Secretary
Date: February 11, 2019	Date: February 11, 2019

Google Ireland Limited	IAC Search & Media Europe Limited

By: /s/FIONNUALA MEEHAN	By: /s/DAVID LALLY
Name: Fionnuala Meehan	Name: David Lally
Title: Director	Title: Director
Date: February 11, 2019	Date: February 11, 2019